UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2019

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry Into a Material Definitive Agreement

Junior Subordinated Notes

On March 27, 2019, Affiliated Managers Group, Inc. (the “Company”) completed the issuance and sale of $280,000,000 aggregate principal amount of the Company’s 5.875% Junior Subordinated Notes due 2059 (the “Notes”). The Notes were issued pursuant to a junior subordinated indenture, dated as of March 27, 2019 (the “Base Indenture”), as supplemented by the first supplemental indenture thereto, dated as of March 27, 2019 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and U.S. Bank National Association. The Notes have been registered under the Securities Act of 1933, as amended, by a shelf registration statement on Form S-3ASR (Registration No. 333-230423) which became effective March 21, 2019 (the “Registration Statement”). In addition, pursuant to the Underwriting Agreement (as defined below), the Company has granted the underwriters for the offering of Notes an option, exercisable for 30 days from March 21, 2019, to purchase up to an additional $42,000,000 aggregate principal amount of Notes solely to cover over-allotments.

The terms of the Notes are described in the Company’s prospectus dated March 21, 2019, as supplemented by the final prospectus supplement dated March 21, 2019, as filed with the Securities and Exchange Commission on March 22, 2019; the prospectus as so supplemented forms part of the Registration Statement. The Company intends to use the majority of the net proceeds from the issuance and sale of the Notes to repay outstanding indebtedness under its revolving credit facility, with the remaining portion used for other general corporate purposes. See “Use of Proceeds” in the final prospectus supplement.

Copies of the Base Indenture, the First Supplemental Indenture and the form of Note are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The foregoing descriptions of the Indenture and the Notes are summaries only and are qualified in their entirety by the complete text of such documents attached to this Current Report on Form 8-K.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 8.01	Other Events

Underwriting Agreement

On March 21, 2019, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBC Capital Markets, LLC as representatives of the underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion of Simpson Thacher & Bartlett LLP, counsel to the Company, relating to the validity of the Notes is attached as Exhibit 5.1 hereto.

Equity Distribution Program

On March 27, 2019, the Company filed a prospectus supplement (which superseded and replaced the Company’s prior $500,000,000 prospectus supplement filed on August 16, 2016), pursuant to which the Company may issue and sell shares of its common stock (immediately or on a forward basis) having an aggregate sales price of up to $500,000,000 in amounts and at times to be determined by the Company (the “Equity Distribution Program”). No shares of common stock were issued or sold under the prior prospectus supplement, and such earlier equity distribution program has been terminated.

In connection with the Equity Distribution Program, the Company has entered into equity distribution agreements and master confirmation letter agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC and affiliates thereof.

The forms of equity distribution agreement and master confirmation letter agreement are attached hereto as exhibits to this filing and are incorporated by reference herein.

A copy of the opinion of Simpson Thacher & Bartlett LLP, counsel to the Company, relating to the validity of the shares issuable under the Equity Distribution program is attached as Exhibit 5.2 hereto.

The foregoing descriptions of the Underwriting Agreement, the form equity distribution agreement and form master confirmation letter agreement are summaries only and are qualified in their entirety by the complete text of such documents attached to this Current Report on Form 8-K as Exhibits 1.1, 1.2 and 10.1, respectively.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 21, 2019, among Affiliated Managers Group, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBC Capital Markets, LLC as representatives of the underwriters named therein

1.2	Form of Equity Distribution Agreement, dated as of March 27, 2019

4.1	Indenture for Junior Subordinated Notes between Affiliated Managers Group, Inc., as issuer, and U.S. Bank National Association, as trustee, dated as of March 27, 2019

4.2	First Supplemental Indenture, dated as of March 27, 2019, between Affiliated Managers Group, Inc., as issuer, and U.S. Bank National Association, as trustee

4.3	Form of 5.875% Junior Subordinated Note due 2059 (included in Exhibit 4.2)

5.1	Opinion of Simpson Thacher & Bartlett LLP relating to the validity of the Notes

5.2	Opinion of Simpson Thacher & Bartlett LLP relating to the validity of the shares to be issued pursuant to each of the Equity Distribution Agreements and the Master Confirmation Letter Agreements, as applicable, each dated as of March 27, 2019

10.1	Form of Master Confirmation Letter Agreement, dated as of March 27, 2019

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: March 27, 2019	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	General Counsel and Secretary

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